Exhibit 10.13.3

CONFIDENTIAL TREATMENT

Agreement 2009-0030

ADDENDUM TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT

This Addendum to the Sprint Master Application and Services Agreement (“Agreement”) effective March 12, 2010 (“Addendum Effective Date”) is between Sprint United Management Company (“Sprint”), and TeleNav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Addendum have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.

The parties entered into Amendment 1 on July 1, 2009.

The parties entered into Amendment 2 on December 16, 2009.

B.	The parties agree to modify the Agreement as set forth in this Addendum.

The parties agree as follows:

II.	Amendment

A.	Exhibit M is added to the Agreement as attached.

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Addendum, this Addendum will control unless otherwise stated in this Addendum.

This Addendum executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT UNITED MANAGEMENT COMPANY		TELENAV, INC.

By:	/s/ Bonnie Shakib	By:	/s/ Douglas S. Miller
Name:	Bonnie Shakib	Name:	Douglas S. Miller
Title:	Sourcing Manager	Title:	CFO
Date:	3-16-10	Date:	3/12/2010

Sprint Confidential Information - Restricted

CONFIDENTIAL TREATMENT

Agreement 2009-0030

EXHIBIT M

GOVERNMENT CONTRACT DISCOUNT SCHEDULE

Supplier agrees to provide a [*****]% ([*****] percent) discount on all applicable payments from Sprint to Supplier for all Sprint User purchases of the Applications listed below for US Government purchases through Sprint Federal Contracts as agreed to and defined in the General Service Administration’s Manufacturer Letter of Supply signed by Supplier (“GSA Letter”). Such Supplier discount will only apply (i) where Sprint discounts its retail pricing to Sprint Users for US Government purchases of the Applications listed below by at least [*****]% ([*****] percent) and (ii) to payments made for new Application activations. All payments related to existing monthly service Applications as of the Addendum Effective Date will not be eligible for the Supplier discount.

Applications eligible for Supplier’s [*****]% discount are:

•	Application 1 TeleNav Track Lite

•	Application 2 TeleNav Track

•	Application 3 TeleNav GPS Navigator

•	Application 4 TeleNav Fleet

•	Application 5 Sprint Navigation*

•	Application 6 TeleNav Route Optimizer

•	Application 9 TeleNav Asset Tracker and

•	Application 10 TeleNav Vehicle Tracker

*	Discount will not apply for Application 5 bundles.

Hardware purchased from hardware vendors for Applications 9 & 10 will not be eligible for Supplier’s discount. Only Applications 9 & 10 require purchase of hardware from outside vendors.

Where Sprint discounts its retail pricing to Sprint Users for US Government purchases of the Applications listed above by at least [*****]% ([*****] percent), Sprint will pay Supplier the amounts described in Exhibit M-1, attached hereto and incorporated by reference herein.

Supplier agrees to waive the Minimum Payment for the Sales Channel 2 requirement specified in Section 7 of Exhibit D only for the Applications listed above for US Government purchases through Sprint Federal Contracts as agreed to and defined in the GSA Letter.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

CONFIDENTIAL TREATMENT

Agreement 2009-0030

EXHIBIT M-1

Application qualifying for GSA Pricing	Application Name	Regular List Price	Regular Revenue Share	Fixed amount due to Supplier for Qualifying GSA
1	TNT Lite	[*****]	[*****]	[*****]
1	TNT Lite (post 1/10/10)	[*****]	[*****]	[*****]
2	TNT Basic	[*****]	[*****]	[*****]
2	TNT Plus	[*****]	[*****]	[*****]
2	TNT Enhanced	[*****]	[*****]	[*****]
2	TNT Prem	[*****]	[*****]	[*****]
2	TNT Prem (post 1/10/10)	[*****]	[*****]	[*****]
2	TNT Std	[*****]	[*****]	[*****]
3	TN GPS Nav	[*****]	[*****]	[*****]
	One–Time Set-Up fee	[*****]	[*****]	[*****]
	One–Time Set-Up fee (post 1/10/10)	[*****]	[*****]	[*****]
4	Fleet	[*****]	[*****]	[*****]
5	SN MRC	[*****]	[*****]	[*****]
5	SN Bundle	does not qualify for GSA pricing
6	Route Optimizer	[*****]	[*****]	[*****]
9	Asset Tracker—Lite	[*****]	[*****]	[*****]
9	Asset Tracker—Std	[*****]	[*****]	[*****]
10	Vehicle Tracker	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

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